Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of Certegy Inc. (the “Company”) for the year ended December, 31 2003 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 5, 2004	/s/ MICHAEL T. VOLLKOMMER
Michael T. Vollkommer
Corporate Vice President and Chief Financial Officer